SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 2, 1999

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, relating to the New South Home Equity Trust 1999-2, Home Equity Asset Backed Certificates, Series 1999-2)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


          Delaware                     333-79283                 06-1204982
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


1285 Avenue of the Americas, New York, New York                         10019
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   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
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          (Former name or former address, if changed since last report)



ITEM 5.   Other Events

     On December 2, 1999 (the "Closing Date"), New South Home Equity Trust 1999-2 (the "Trust") issued the Home Equity Asset Backed Certificates, Series 1999-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 (the "Class A Certificates") and Class B (together with the Class A Certificates, the "Offered Certificates"), having an aggregate original principal balance of $235,000,000. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1999 (the "Pooling and Servicing Agreement"), among PaineWebber Mortgage Acceptance Corporation IV, as depositor, New South Federal Savings Bank, as transferor and servicer, and The Bank of New York, as trustee. The Home Equity Asset Backed Certificates, Series 1999-2, Class R-I, Class R-II and Class R-III (together with the Offered Certificates, the "Certificates") were also issued pursuant to the Pooling and Servicing Agreement. The Certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of a pool of fixed-rate loans (the "Initial Loans") which are secured by first and second lien mortgages, deeds of trust or other similar security instruments.

     The Class A Certificates will have the benefit of a certificate guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation pursuant to an Insurance Agreement, dated as of December 1, 1999 (the "Insurance Agreement"), among MBIA Insurance Corporation, as insurer, New South Federal Savings Bank, as transferor and servicer, PaineWebber Mortgage Acceptance Corporation IV, as depositor, and The Bank of New York, as trustee.


ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.                                  Description
-----------------                               -----------

     (EX-4) Pooling and Servicing Agreement, dated as of November 1, 1999, among PaineWebber Mortgage Acceptance Corporation IV, New South Federal Savings Bank and The Bank of New York.

     (EX-10.1)             Insurance  Agreement,  dated as of  December 1, 1999,
                           among MBIA Insurance  Corporation,  New South Federal
                           Savings   Bank,   PaineWebber   Mortgage   Acceptance
                           Corporation IV and The Bank of New York.

     (EX-10.2)             Certificate Guaranty Insurance Policy


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PAINEWEBBER MORTGAGE ACCEPTANCE
                                       CORPORATION IV

December 8, 1999

                                       By:   /s/ Barbara J. Dawson
                                            -------------------------------
                                            Barbara J. Dawson
                                            Senior Vice President



                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.                      Description                      Electronic (E)
-----------                      -----------                      --------------

  (EX-4)             Pooling  and  Servicing  Agreement,                E
                     dated as of November 1, 1999, among
                     PaineWebber   Mortgage   Acceptance
                     Corporation  IV, New South  Federal
                     Savings  Bank  and The  Bank of New
                     York.

  (EX-10.1)          Insurance Agreement,  dated E as of                E
                     December   1,   1999,   among  MBIA
                     Insurance  Corporation,  New  South
                     Federal  Savings Bank,  PaineWebber
                     Mortgage Acceptance  Corporation IV
                     and The Bank of New York.

  (EX-10.2)          Certificate Guaranty Insurance Policy              E